________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2010


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        Delaware                     001-15081                  94-1234979
________________________      ________________________      ___________________
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                            Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

          Effective as of January 27, 2010, the Bylaws of UnionBanCal Corporation were amended to remove all references to an Executive Committee of the Board of Directors. The Bylaws were amended and restated as set forth in
Exhibit 3.2 hereto and are incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

    EXHIBIT NUMBER      DESCRIPTION

         3.2            Bylaws of the Company
























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


                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 27, 2010


                             UNIONBANCAL CORPORATION


                             By: /s/ MORRIS W. HIRSCH
                             _________________________________
                             Morris W. Hirsch
                             Senior Executive Vice President &
                             General Counsel
                             (Duly Authorized Officer)




















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


    EXHIBIT NUMBER      DESCRIPTION

         3.2            Bylaws of the Company




































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